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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos.: 333-72533, 333-80721, and 333-80725) of FVC.Com,
Inc. of our report dated January 25, 2000, except as to Note 13, which is as of February 14, relating to the consolidated financial statements, which appears on page F-1 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 2000